UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA		94583
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 3, 2015, Chevron Corporation (the “Corporation”) issued $900,000,000 aggregate principal amount of Floating Rate Notes Due 2017 (the “2017 Floating Rate Notes”), $1,750,000,000 aggregate principal amount of 1.365% Notes Due 2018 (the “2018 Fixed Rate Notes”), $550,000,000 aggregate principal amount of Floating Rate Notes Due 2018 (the “2018 Floating Rate Notes”), $1,750,000,000 aggregate principal amount of 1.961% Notes Due 2020 (the “2020 Fixed Rate Notes”), $700,000,000 aggregate principal amount of 2.411% Notes Due 2022 (the “2022 Fixed Rate Notes”) and $350,000,000 aggregate principal amount of Floating Rate Notes Due 2022 (the “2022 Floating Rate Notes” and, together with the 2017 Floating Rate Notes, the 2018 Fixed Rate Notes, the 2018 Floating Rate Notes, the 2020 Fixed Rate Notes and the 2022 Fixed Rate Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of June 15, 1995, as supplemented by the Sixth Supplemental Indenture dated as of March 3, 2015 (the “Sixth Supplemental Indenture”), each being between the Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

On February 24, 2015, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Corporation agreed to issue and sell the Notes to the Underwriters. The provisions of the Underwriting Agreement are incorporated herein by reference.

The 2017 Floating Rate Notes will mature on February 22, 2017, the 2018 Floating Rate Notes will mature on March 2, 2018, the 2018 Fixed Rate Notes will mature on March 2, 2018, the 2020 Fixed Rate Notes will mature on March 3, 2020, the 2022 Floating Rate Notes will mature on March 3, 2022 and the 2022 Fixed Rate Notes will mature on March 3, 2022. The Corporation will pay interest on (i) the 2017 Floating Rate Notes February 22, May 22, August 22 and November 22 of each year, commencing May 22, 2015, (ii) the 2018 Floating Rate Notes March 2, June 2, September 2 and December 2 of each year, commencing June 2, 2015, (iii) the 2018 Fixed Rate Notes March 2 and September 2 of each year, commencing September 2, 2015, (iv) the 2020 Fixed Rate Notes March 3 and September 3 of each year, commencing September 3, 2015, (v) the 2022 Floating Rate Notes March 3, June 3, September 3 and December 3 of each year, commencing June 3, 2015 and (vi) the 2022 Fixed Rate Notes March 3 and September 3 of each year, commencing September 3, 2015. The 2017 Floating Rate Notes will bear interest at a floating rate equal to three-month London Interbank Offered Rate (“LIBOR”) plus 0.10%, the 2018 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.17% and the 2022 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.53%. The Corporation will have the right to redeem the fixed rate notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on February 26, 2015 (Registration No. 333-184777) (the “Final Prospectus Supplement”). The Corporation will not have the right to redeem the floating rate notes prior to maturity.

The Corporation has filed with the Securities and Exchange Commission a Prospectus dated November 6, 2012 (Registration No. 333-184777), a Preliminary Prospectus Supplement dated February 24, 2015, a Free Writing Prospectus dated February 24, 2015 and the Final Prospectus Supplement dated February 24, 2015 in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement and the Sixth Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, and the form of 2017 Floating Rate Notes, the form of 2018 Floating Rate Notes, the form of 2018 Fixed Rate Notes, the form of 2020 Fixed Rate Notes, the form of 2022 Floating Rate Notes and the form of 2022 Fixed Rate Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

1.1	Underwriting Agreement, dated February 24, 2015, among the Corporation and Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as the representatives of the several underwriters named therein.

4.1	Sixth Supplemental Indenture, dated as of March 3, 2015, between Chevron Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	Forms of Floating Rate Notes Due 2017, Floating Rate Notes Due 2018, 1.365% Notes Due 2018, 1.961% Notes Due 2020, Floating Rate Notes Due 2022 and 2.411% Notes Due 2022 (contained in Exhibit 4.1 hereto).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2015

CHEVRON CORPORATION

By	/s/ Christopher A. Butner
Name: Christopher A. Butner
Ttitle: Assistant Secretary